SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT TO
                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 6, 1997


                               VIDEO UPDATE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-24346                                          41-1461110
(Commission File Number)                    (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 222-0006
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed on January 10, 1997 as set forth in the pages attached hereto.

 (List all such items, financial statements, exhibits or other portions amended)

         1.    Item 7, page 1 - Amended to include the  Financial  Statements of
               Video  View  Ltd.  and  the   Registrant's  pro  forma  financial
               information.






                                TABLE OF CONTENTS

                                   FORM 8-K/A

                                  March 6, 1997



Item                                                                      Page
----                                                                      ----

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                         1

SIGNATURE                                                                   2

EXHIBITS                                                                  None


                                       -i-





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

                  Attached are the audited financial statements for Video View Group for the years ended December 31, 1995 and 1996.

         b.       Pro forma financial information.

                  Attached is the pro forma financial information for the Registrant for the year ended April 30, 1996 and for the six months ended October 31, 1996.

         c.       Exhibits.

                  The following exhibits were previously filed with the Form 8-K filed on January 10, 1997.

                  Exhibit
                    No.                                         Title
                    ---                                         -----

                    2 Purchase Agreement by and among Video Update Canada Inc., Video View Ltd. and Gordon and Joanne Hillman, dated as of January 1, 1997.

                    3         Restated Certificate of Incorporation.

                    99        Press Release.

                                       -1-




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VIDEO UPDATE, INC.


                                             By: /s/ Daniel A. Potter
                                                 -----------------------------
                                                   Daniel A. Potter
                                                   Chief Executive Officer


Date:    March 6, 1997

                                       -2-




                                VIDEO VIEW GROUP

                          COMBINED FINANCIAL STATEMENTS

                          YEARS ENDED DECEMBER 31, 1995
                              AND DECEMBER 31, 1996

                                       and

                                AUDITORS' REPORT



           [LETTERHEAD OF CUTHBERTSON SANDALL, CHARTERED ACCOUNTANTS]





                                AUDITORS' REPORT


TO THE SHAREHOLDERS
VIDEO VIEW GROUP


We have audited the combined balance sheet of Video View Group as at December 31, 1996 and December 31, 1995 and the combined statements of income and retained earnings and cash flow for the years then ended. These financial statements are the responsibility of the Video View Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the combined financial position of the Video View Group as at December 31, 1996 and December 31, 1995 and the results of its operations and the changes in its financial position for the years then ended in accordance with generally accepted accounting principles.



February 7, 1997                                   /s/ Cuthbertson Sandall
Red Deer, Alberta, Canada                           Chartered Accountants








                                VIDEO VIEW GROUP


                             COMBINED BALANCE SHEET
                        AS AT DECEMBER 31, 1996 AND 1995


                                                                                           1996                   1995
                                                          ASSETS
CURRENT ASSETS
    Cash                                                                                    404,291                458,395
    Accounts receivable                                                                       3,216                 31,683
    Inventory                                                                               263,398                329,151
    Prepaid expenses                                                                         61,574                 49,807
    Due from affiliated company (Note 2)                                                    249,606                      -
                                                                                     ---------------         --------------

                                                                                            982,085                869,036

CAPITAL ASSETS (Note 3)                                                                   3,930,343              3,947,421

OTHER ASSET
    Investment in life insurance                                                             16,856                  8,146
                                                                                     ---------------         --------------

                                                                                          4,929,284              4,824,603
                                                                                     ===============         ==============

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued liabilities                                                288,733                508,636
    Managment bonuses payable                                                               151,500                 29,500
    Income taxes payable                                                                     13,803                 20,642
    Due to affiliated company (Note 2)                                                            -                 52,607
    Current portion of long-term debt                                                       294,228                312,637
                                                                                     ---------------         --------------

                                                                                            748,264                924,022

DUE TO SHAREHOLDERS (Note 4)                                                                 13,280                 13,280

LONG-TERM DEBT (Note 5)                                                                     255,252                906,420

DEFERRED INCOME TAXES                                                                       283,675                248,528
                                                                                     ---------------         --------------

                                                                                          1,300,471              2,092,250
                                                                                     ---------------         --------------
SHAREHOLDERS' EQUITY
    Share capital (Note 6)                                                                      152                    112
    Contributed surplus                                                                       2,496                  2,496
    Retained earnings                                                                     3,626,165              2,729,745
                                                                                     ---------------         --------------

                                                                                          3,628,813              2,732,353
                                                                                     ---------------         --------------

                                                                                          4,929,284              4,824,603
                                                                                     ===============         ==============




                                VIDEO VIEW GROUP


               COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                            1996                   1995
REVENUES
    Rental revenue                                                                        6,873,327              5,196,485
    Product sales                                                                         1,608,585              1,119,067
                                                                                      --------------         --------------

                                                                                          8,481,912              6,315,552
                                                                                      --------------         --------------
COSTS AND EXPENSES
    Store operating expenses                                                              4,820,463              3,166,186
    General and administrative                                                            1,087,249                941,538
    Cost of product sales                                                                 1,206,001                838,996
                                                                                      --------------         --------------

                                                                                          7,113,713              4,946,720
                                                                                      --------------         --------------

OPERATING INCOME                                                                          1,368,199              1,368,832
                                                                                      --------------         --------------

OTHER INCOME (EXPENSES)
    Miscellaneous income                                                                      4,495                      -
    Other income                                                                             18,000                 18,000
    Interest (expense)                                                                     (105,908)               (59,698)
    (Loss) on sale of capital assets                                                       (165,526)              (163,825)
                                                                                      --------------         --------------

                                                                                           (248,939)              (205,523)
                                                                                      --------------         --------------

INCOME BEFORE INCOME TAXES                                                                1,119,260              1,163,309
                                                                                      --------------         --------------

Income taxes
    Current                                                                                 187,693                185,844
    Deferred                                                                                 35,147                 39,915
                                                                                      --------------         --------------

                                                                                            222,840                225,759
                                                                                      --------------         --------------

NET INCOME FOR THE YEAR                                                                     896,420                937,550

Retained earnings at beginning of year                                                    2,729,745              1,792,195
                                                                                      --------------         --------------

RETAINED EARNINGS AT END OF YEAR                                                          3,626,165              2,729,745
                                                                                      ==============         ==============







                                VIDEO VIEW GROUP

                         COMBINED STATEMENT OF CASH FLOW

                     YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                              1996                   1995
CASH PROVIDED BY (APPLIED TO) OPERATING ACTIVITIES
    Cash receipts
        Sales                                                                               8,510,419              7,136,820
        Other income                                                                           22,495                 18,000

    Less cash disbursements
        General and administrative expenses                                                (5,463,563)            (4,684,759)
        Income taxes                                                                         (194,532)              (236,340)
                                                                                      ----------------       ----------------

                                                                                            2,874,819              2,233,721
                                                                                      ----------------       ----------------


CASH PROVIDED BY (APPLIED TO) INVESTING ACTIVITIES
    Purchase of capital assets                                                             (3,274,416)            (2,926,114)
    Proceeds on disposal of capital assets                                                  1,325,994                129,434
    Purchase of life insurance                                                                 (8,710)                (8,146)
                                                                                      ----------------       ----------------

                                                                                           (1,957,132)            (2,804,826)
                                                                                      ----------------       ----------------


CASH PROVIDED BY (APPLIED TO) FINANCING ACTIVITIES
    Repayment of long-term debt                                                              (984,511)              (235,254)
    Proceeds from long-term debt                                                              314,933                823,540
    Repayment of shareholders' loan                                                                 -                 (2,000)
    Advances from (to) affiliated company                                                    (302,213)                13,128
                                                                                      ----------------       ----------------

                                                                                             (971,791)               599,414
                                                                                      ----------------       ----------------


INCREASE (DECREASE) IN CASH FOR THE YEAR                                                      (54,104)                28,309

Cash at beginning of year                                                                     458,395                430,086
                                                                                      ----------------       ----------------

CASH AT END OF YEAR                                                                           404,291                458,395
                                                                                      ================       ================



                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995


1.     SIGNIFICANT ACCOUNTING POLICIES

       Nature of business

       Video View Ltd. and the related companies TDG Holdings Ltd., TMH Holdings Ltd., TGH Holdings Ltd., and TDH Holdings Ltd. (the "Video View Group") own and operate retail video stores in Alberta, Canada.

       Combined financial statements

       The accompanying financial statements present the combined financial position, results of operations and cash flows of the Video View Group. All intercompany accounts and transactions have been eliminated. These combined financial statements have been prepared for information purposes on the subsequent sale of the Video View Group (see Note 8).

       Inventory

       Inventory is valued at the lower of cost and net realizable value.

       Capital assets

       Capital assets are recorded at cost less accumulated amortization. The following rates of amortization, using the declining balance method, are used to allocate the cost of the assets, less any residual or salvage value, over their expected useful life:

                Buildings                                                     5%
                Equipment and fixtures                                       20%
                Video cassette machines                                      20%
                Video cassette rental movies  and games (1995; 40%)          50%
                Automotive                                                   30%
                Computers                                                    30%
                Computer software                                           100%

       Leasehold improvements are amortized on a straight-line basis over the term of the lease plus one renewal period.

       Income taxes

       The Video View Group provided for taxes under the tax allocation basis, under which taxes are provided for in the year transactions affect net income, regardless of when such transactions are recognised for income tax purposes. Deferred income taxes arise mainly as a result of claiming amortization for income tax purposes in excess of that recorded in these financial statements.





                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995



2.     DUE FROM (TO) AFFILIATED COMPANY

       The amount due from (to) Hillman Holdings Ltd., an affiliated company controlled by common shareholders, is non-interest bearing and has no fixed terms of repayment but is payable upon demand. Therefore, the amount has been classified as a current asset or liability.


3.      CAPITAL ASSETS


                                                                        1996
                                                ---------------------------------------------------------
                                                                      ACCUMULATED            NET BOOK
                                                      COST            AMORTIZATION             VALUE
Equipment and fixtures                                 859,314              262,499              596,815
Video cassette machines                                237,030              131,682              105,348
Video cassette rental movies and games               7,142,873            4,435,328            2,707,545
Automotive                                              85,169               36,305               48,864
Computer hardware                                      299,087              134,644              164,443
Computer software                                       25,460               18,706                6,754
Leasehold improvements                                 435,072              134,498              300,574
                                                ---------------      ---------------      ---------------

                                                     9,084,005            5,153,662            3,930,343
                                                ===============      ===============      ===============




       Included in capital assets are capital leases with a net book value of $359,056. The amount charged to amortization expense is $81,026.

       Included in store operating expenses is $1,799,974 in amortization expenses on capital assets.





                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995



3.      CAPITAL ASSETS (cont'd)

                                                                        1995
                                               ---------------------------------------------------------
                                                                     ACCUMULATED           NET BOOK
                                                    COST             AMORTIZATION            VALUE

Land                                                  199,400                    -              199,400
Buildings                                             874,113               35,835              838,278
Equipment and fixtures                                503,944              160,907              343,137
Video cassette machines                               178,018              112,722               65,296
Video cassette rental movies and games              5,355,376            3,232,726            2,122,650
Automotive                                             85,170               15,364               69,806
Computer hardware                                     230,625               80,179              150,446
Computer software                                      11,952                7,106                4,846
Leasehold improvements                                313,461              159,899              153,562
                                               ---------------      ---------------      ---------------

                                                    7,752,059            3,804,738            3,947,421
                                               ===============      ===============      ===============



       Included in capital assets are capital leases with a net book value of $275,150. The amount charged to amortization expense on these assets is $60,689.

       Included in store operating expenses is $1,051,152 in amortization expenses on capital assets.


4.     DUE TO SHAREHOLDERS

       The amount due to shareholders is non-interest bearing, unsecured and is due on demand. However, the shareholders have indicated that they will not request repayment of this amount within the next fiscal year. Consequently, this amount has been classified as a non-current liability in the accompanying financial statements.





                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995


5.     LONG-TERM DEBT

                                                                                          1996           1995
    Bank term loan, due in monthly instalments of $3,500 including principal and interest at bank prime plus 1%,  collateral lodged as security in support of this debt  includes a fixed and  floating  debenture  on assets and personal security in support of this debt includes a fixed and floating  debenture on
    assets and personal guarantees of certain shareholders                               136,345              -

    Bank term loan, due in monthly instalments of $3,114 including principal and interest  at bank  prime  rate plus 1%,  collateral  lodged as  security  in support of this debt  includes a fixed and  floating  debenture on assets on
    assets and personal guarantees of certain shareholders                               118,007        150,174

    Bank term loan, due in monthly instalments of $3,500 including principal and interest  at bank  prime  rate plus 1%,  collateral  lodged as  security  in support of this debt  includes a fixed and floating  debenture on assets and
    personal assets on assets and personal guarantees of certain shareholders             36,610         77,902

    Bank term loan, due in monthly instalments of $2,225 including principal and interest  at bank  prime  rate plus 1%,  collateral  lodged as  security  in support of this debt  includes a fixed and floating  debenture on assets and
    on assets and personal guarantees of certain shareholders                             48,559         73,062

    Capital leases, due in monthly instalments of $20,697 in aggregate including interest at 18%,  collateral  lodged as security  includes  specific capital
    equipment  with  a net  book  value  of  $359,056  (1995;  $275,150)                 209,959        198,706


    Bank term loans                                                                            -        719,213
                                                                                        ---------      ---------
                                                                                         549,480      1,219,057

    Less principal portion due within one year                                           294,228        312,637
                                                                                        ---------      ---------
                                                                                         255,252        906,420
                                                                                        =========      =========



                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995


5.     LONG-TERM DEBT (cont'd)

       Estimated principal payments over the next four years are as follows:


                         1997                             294,228
                         1998                             144,583
                         1999                              79,136
                         2000                              31,533
                                                    --------------

                                                          549,480
                                                    ==============




6.      SHARE CAPITAL

Authorized:     Unlimited number of Class A voting common shares
                Unlimited number of Class B voting common shares
                Unlimited number of Class C non-voting common shares
                Unlimited number of Class D non-voting preferred shares
                Unlimited number of Class E voting  preferred shares

                                                                                               1996               1995
Issued:         191 Class A common shares (1995; 500 Class A)                                    109                140

                11,610 Class D preferred  shares,  redeemable and retractable at
                $100.00 per share with an adjusted cost base for tax purposes of
                $43.06 per share                                                                   9                  9

                3,870 Class D preferred  shares,  redeemable and  retractable at
                $100.00 per share with an adjusted cost base for tax purposes of
                $100.00 per share                                                                  3                  3

                19,563 Class E preferred  shares,  redeemable and retractable at
                $100.00 per share with an adjusted cost base for tax purposes of
                $100.00 per share                                                                 31                  -
                                                                                             --------          ---------
                                                                                                 152                152
                                                                                             ========          =========




                                VIDEO VIEW GROUP


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995



7.     RELATED PARTY TRANSACTIONS

       During  the  year  the  company  received  $18,000  (1995;   $18,000)  in
       management fees from Hillman Holdings Ltd., a company related as a result of common shareholdings.

       During the year the Video View Group sold at fair market value land and buildings to Hillman Holdings Ltd. for $1,232,895. The Video View Group then paid rent and common area costs of $76,885 as per lease agreements on these properties.


8.      SUBSEQUENT EVENTS

       On January 1, 1997 the Video View Group entered into a sale agreement to sell to Video Update Inc. all assets directly related to the video sale and rental business. These assets included petty cash, customer accounts receivable, inventory, prepaid expenses, capital assets and goodwill.

       The Video View Group, in conjunction with the sale agreement, entered into a management agreement with Video Update Inc. for them to manage the business of the Video View Group until approval for the sale agreement was obtained from Investment Canada. This approval was obtained January 30, 1997 and the sale agreement was closed February 4, 1997.

       As part of the sale agreement the Video View Group agreed to buy out all capital lease contracts for capital assets sold and pay out all long-term bank debt. Also, all operating leases were assigned to Video Update Inc. With the completion of the sale February 4, 1997, the Video View Group ceased active operations in the video sale and rental business.











                         PRO FORMA FINANCIAL INFORMATION

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                          YEAR ENDED APRIL 30, 1996 AND
                        SIX MONTHS ENDED OCTOBER 31, 1996

                                  INTRODUCTION

In January 1997, the Company acquired the assets of Video Warehouse, Inc., a ten store video retail chain of Longview, Washington, and Video View, Ltd., a twenty-three store video retail store chain in Canada for approximately $7,643,000 in cash and the issuance of 75,000 shares of Class A Common Stock. The purchase method of accounting has been used to account for the acquisition.

The unaudited pro forma financial statements reflect the following: (i) the combination of the financial statements of the acquisitions; (ii) an adjustment to allocate the purchase price based upon the estimated fair value of the assets acquired and the obligations assumed; (iii) a provision for income taxes as if the combined operations had been taxed as a C corporation for all the periods presented (statement of income only).

The unaudited combined pro forma balance sheet shows the effect of Video Warehouse, Inc. and Video View, Ltd. acquisitions as of October 31, 1996 and were prepared as if the transaction had occurred as of such period end.

The unaudited pro forma combined statements of income for the year ended April 30, 1996 and the six months ended October 31, 1996 give effect to (i) the acquisition of Video Warehouse, (ii) the acquisition of Video View, Ltd., and
(iii) video stores acquired from unrelated sellers during the year ended April 30, 1996 (see Registrant's Registration No. 333-7929 on Form S-3 dated September 27, 1996), treated as purchases for accounting purposes and were prepared as if the transactions had occurred as of the beginning of the respective periods.

The historical statements of income for acquisitions are presented for the year ended April 30, 1996 and the six months ended October 31, 1996.

In the opinion of the Company's management, all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction. The Company anticipates, however, that changes in the composition of the assets acquired as of October 31, 1996 will not be materially different as of the date of the transaction. Therefore, the Company believes any related change in adjustments will not be material to the pro forma financial statements.

The unaudited pro forma financial statements are not necessarily indicative of the actual results had the acquisitions occurred at the beginning of the fiscal year ended April 30, 1996 and at the beginning of the six months ended October 31, 1996.

The unaudited pro forma financial statements should be read in connection with the audited historical financial statements and notes thereto of Video Update, Inc. and Video View, Ltd. for the year ended April 30, 1996 and December 31, 1996, respectively.





                        PRO FORMA COMBINED BALANCE SHEET
                                 (UNAUDITED)(A)
                                 (IN THOUSANDS)

                                                                Historical
                                                     ----------------------------------
                                                      Video Update,        Combined
                                                          Inc.           Acquisitions
                                                     ----------------   ---------------
                                                       October 31,       October 31,         Pro Forma
ASSETS                                                    1996               1996           Adjustments               Pro Forma
                                                     ----------------   ---------------    ---------------          ---------------
Cash                                                 $        13,790    $          701     $      (8,329)  (b)      $        6,162
Accounts receivable - net                                      1,534                32               (29)  (b)               1,537
Notes receivable                                               1,265                 -                  -                    1,265
Inventory                                                      3,599               367              (149)  (b)               3,817
Videocassette rental inventory - net                          33,974             2,723              (247)  (c)              36,450
Property and equipment - net                                  23,706             1,395              (384)  (c)              24,717
Prepaid expenses                                               1,153                64               (33)  (b)               1,184
Excess of estimated costs of acquisition over the
  estimated fair values of assets to be acquired              25,402                 -              4,505  (c)              29,907
Other assets                                                     932               171              (148)  (b)                 955
                                                     ----------------   ---------------    ---------------          ---------------


       Total Assets                                  $       105,355    $        5,453     $      (4,814)           $      105,994
                                                     ================   ===============    ===============          ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

Note payable                                         $           660    $          925     $        (925)  (b)      $          660
Accounts payable                                              11,335               545              (545)  (b)              11,335
Deferred income taxes                                            972               170              (170)  (c)                 972
Accrued expenses                                               1,460                34                312  (c)               1,806
Accrued compensation                                           1,250                 -                  -                    1,250
Income taxes payable                                             425               127              (127)  (b)                 425
Accrued rent expense                                             271                 -                  -                      271
Other liabilities                                              1,152               148              (148)  (b)               1,152

Stockholders' Equity
       Preferred Stock                                             -                 -                  -                        -
       Common Stock                                              200                 2                (1) (c)(d)               201
       Additional paid-in capital                             85,991                 2                290 (c)(d)            86,283
       Retained earnings (deficit)                             3,219             3,500            (3,500) (b)(c)             3,219
       Foreign currency translation                              100                 -                  -                      100
                                                     ----------------   ---------------    ---------------          ---------------
          Total stockholders' equity                          89,510             3,504            (3,211)                   89,703
          Notes receivable from officers for
              the exercise of options                         (1,680)                                                       (1,680)
                                                     ----------------   ---------------    ---------------          ---------------

       Total Liabilities and Stockholders' Equity    $       105,355    $        5,453     $      (4,814)           $      105,994
                                                     ================   ===============    ===============          ===============


       The  accompanying  notes are an integral  part of the pro forma  combined balance sheet (unaudited).





              NOTES TO PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)


(a) See the introductory paragraphs under "Pro Forma Combined Financial Statements."

(b) To adjust for assets not acquired and liabilities not assumed of the seller.

(c) To allocate the estimated purchase price based on the estimated fair value of the assets acquired accrue acquisition costs and the elimination of the sellers stockholders equity.

(d) The adjustment to common stock and additional paid-in capital for 25,000 and 50,000 Class A Common Stock issued in connection with the acquisition of Video Warehouse, Inc. and Video View Ltd., respectively.











             PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED) (A)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               Historical
                                                    ----------------------------------
                                                    Video Update,        Combined
                                                         Inc.          Acquisitions
                                                                            (b)
                                                            Fiscal Year Ended
                                                    ----------------------------------
                                                      April 30,          April 30,          Pro Forma
                                                         1996              1996            Adjustments               Pro Forma
                                                    ---------------   ----------------   ----------------          ---------------
Revenues:
       Rental revenue                               $       46,592    $        17,426    $         (283)  (c)      $       63,735
       Service fees                                            491                  -                  -                      491
       Product sales                                         3,421              3,123              (276)  (d)               6,268
                                                    ---------------   ----------------   ----------------          ---------------

                                                            50,504             20,549              (559)                   70,494

Costs and expenses:
       Store operating expenses                             39,685             13,095                122  (e)              52,902
       Selling, general and administrative                   5,362              2,409            (1,894)  (f)               5,877
       Cost of Sales                                         1,880              2,024              (115)  (g)               3,789
       Amortization of  intangible                           1,072                 22                555  (h)               1,649
                                                    ---------------   ----------------   ----------------          ---------------
                                                            47,999             17,550            (1,332)                   64,217
                                                    ---------------   ----------------   ----------------          ---------------

Operating income                                             2,505              2,999                773                    6,277

Interest (expense)                                            (232)             (183)                139  (i)                (276)
Other income                                                   548               (38)                100  (j)                 610
                                                    ---------------   ----------------   ----------------          ---------------
                                                               316              (221)                239                      334
                                                    ---------------   ----------------   ----------------          ---------------

Income before income taxes                                   2,821              2,778              1,012                    6,611

Income tax expense                                           1,193                319              1,249  (k)               2,761
                                                    ---------------   ----------------   ----------------          ---------------

Net income                                          $        1,628    $         2,459    $          (237)          $        3,850
                                                    ===============   ================   ================          ===============


Net income per share
       Primary                                      $         0.15                                                 $         0.28
                                                    ===============                                                ===============
       Fully diluted                                $         0.14                                                 $         0.27
                                                    ===============                                                ===============

Weighted average number of common and
equivalent shares outstanding
       Primary                                              10,663                                 3,128 (l)               13,791
                                                    ===============                      ================          ===============
       Fully diluted                                        11,229                                 3,128                   14,357
                                                    ===============                      ================          ===============


The accompanying  notes are an integral part of the pro forma combined statement of income (unaudited).








             PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED) (A)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               Historical
                                                    ----------------------------------
                                                    Video Update,        Combined
                                                         Inc.          Acquisitions
                                                                            (b)
                                                            Six Months Ended
                                                    ----------------------------------
                                                     October 31,        October 31,         Pro Forma
                                                         1996              1996            Adjustments               Pro Forma
                                                    ---------------   ----------------   ----------------          ---------------
Revenues:
       Rental revenue                               $       35,628    $         3,575    $             -  (c)      $       39,203
       Service fees                                            284                  -                  -                      284
       Product sales                                         2,775                730               (41)  (d)               3,464
                                                    ---------------   ----------------   ----------------          ---------------

                                                            38,687              4,305               (41)                   42,951

Costs and expenses:
       Store operating expenses                             30,426              2,956               (91)  (e)              33,291
       Selling, general and administrative                   4,022                499              (484)  (f)               4,037
       Cost of Sales                                         1,636                488                 23  (g)               2,147
       Amortization of  intangible                             743                  -                144  (h)                 887
                                                    ---------------   ----------------   ----------------          ---------------

                                                            36,827              3,943              (408)                   40,362
                                                    ---------------   ----------------   ----------------          ---------------

Operating income                                             1,860                362                367                    2,589

Interest (expense)                                            (318)               (71)                71  (i)                (318)
Other income                                                   269                (10)                10  (j)                 269
                                                    ---------------   ----------------   ----------------          ---------------
                                                               (49)               (81)                81                      (49)
                                                    ---------------   ----------------   ----------------          ---------------

Income from continuing operations
       before income taxes                                    1,811               281                448                    2,540

Income tax expense                                              778                69                251  (k)               1,098
                                                    ---------------   ----------------   ----------------          ---------------

Net income from continuing operations               $         1,033   $           212    $           197           $        1,442
                                                    ===============   ================   ================          ===============


Net income per share
       Primary                                      $         0.08                                                 $         0.09
                                                    ===============                                                ===============
       Fully diluted                                $         0.08                                                 $         0.09
                                                    ===============                                                ===============

Weighted average number of common and
equivalent shares outstanding
       Primary                                              13,461                                 1,835 (l)               15,296
                                                    ===============                      ================          ===============
       Fully diluted                                        13,461                                 1,835 (l)               15,296
                                                    ===============                      ================          ===============



The accompanying  notes are an integral part of the pro forma combined statement of income (unaudited).








           NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED)

(a) See the introductory paragraphs under "Pro Forma Combined Financial Statements."

(b) The combined acquisitions include the operations of (i) Video Warehouse, Inc. (representing 10 stores) which which closed in January 1997 and Video View Ltd. of Canada (representing 23 stores) which closed in January 1997 and (ii) 136 video stores acquired from unrelated sellers during the year ended April 30, 1996 (See Registrant's Registration on Form S-3 dated September 27, 1996); treated as purchases for accounting purposes and assuming all such transactions had been consummated on May 1, 1995.


                                                                                                     1996             Six Months
                                                                                                 Fiscal Year             Ended
                                                                                                  Pro Forma            Pro Forma
                                                                                                ---------------      --------------
(c)    Adjustment to rental revenue is for the following:


       To record a decrease in rental revenue for the planned store closings of Wilderness      $        (225)       $           -

       To record a decrease in revenue related to the sale of videos to brokers
       after its initial rental period.                                                                   (58)                   -
                                                                                                ===============      ==============
                                                                                                $        (283)       $           -
                                                                                                ===============      ==============

(d)    Adjustment to product sales is for the following:

       To record decrease in product revenue for the Wilderness store closings                  $         (32)       $           -

       To eliminate Music sales                                                                          (115)                 (41)

       To record decrease in sales of new release to customers                                            (50)                   -

       To decrease product sales related to the sale of videos to brokers after the initial
       rental period.                                                                                     (79)                   -
                                                                                                ===============      ==============
                                                                                                $        (276)       $         (41)
                                                                                                ===============      ==============

(e)    Adjustments to store operating expenses consist of the following:

       To record decrease in  depreciation  expense related to the allocation of the purchase  price of the assets to the fair market  values of leasehold
       improvements, furniture and computer equipment acquired                                  $           4        $           -

       To record decrease in amortization expense related to the allocation of
       the purchase price to the fair market value of videocassette rental inventory                     (313)                   -
       acquired

       To record increase in amortization expense for the write up of rental inventory
       to fair market value                                                                                 91                   -

       To record decrease in operating expenses for the Wilderness store closings                        (254)                   -

       To record decrease in advertising expense due to incremental savings from Acquired
       stores located in the Company's existing market, and co-op funding                                (194)                 (62)

       To reclassify cost of sales recorded as store operating expenses (see Note (g)                    (150)                 (62)
       below)

       To adjust amortization expense to comply with the Company's amortization policy                     490                (135)

       To account for expenses related to regional management                                              130                   -

       To record  rent  expense  related  to  locations  owned by seller but not purchased by Video Update Video Update entered into lease  agreements for
       the locations with sellers                                                                           97                  34

       To reclassify selling, general, and administrative expenses recorded as store
       operating expenses (see note (f) below).                                                            221
                                                                                                                               134
                                                                                                ===============      ==============
                                                                                                $          122       $         (91)
                                                                                                ===============      ==============

(f)    Adjustments to selling, general and administrative expenses:

       To reduce corporate overhead as a result of consolidating operations                     $       (1,673)      $        (350)

       To reclassify selling, general, and administrative expenses recorded as store
       operating expenses (see note (e) above).                                                           (221)               (134)
                                                                                                ===============      ==============
                                                                                                $       (1,894)      $        (484)
                                                                                                ===============      ==============







           NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED)


                                                                                                    1996               Six Months
                                                                                                 Fiscal Year             Ended
                                                                                                  Pro Forma            Pro Forma
                                                                                                --------------       --------------
(g)    Adjustments to cost of sales consist of the following:

       To record decrease in cost of product sales for Wilderness store closings                $         (25)       $           -

       To eliminate Cost of sales related to music sales                                                 (103)                 (39)

       To reclassify cost of sales recorded as store operating expenses (see note (e) above)              150                   62

       To eliminate cost of sales related to reducing sales of new releases to brokers
       and customers.                                                                                    (137)                   -
                                                                                                ==============       ==============
                                                                                                $        (115)       $          23
                                                                                                ==============       ==============

(h)    Adjustments to amortization of intangible assets:

       To record amortization related to a two year and four year non-compete                   $          5         $           -

       To record goodwill amortization resulting from the allocation of the purchase price and the related acquisition costs based on  the estimated fair
       values of assets acquired (i.e., goodwill)  over 20 years on a straight line basis.                550                  144
                                                                                                ==============       ==============
                                                                                                $         555        $         144
                                                                                                ==============       ==============

(i)    Adjustments to interest expense consist of the following:

       To record additional interest expense related to $2,200,000 acquisition debt for
       Video Powerstores                                                                        $           1        $           -

       To record interest expense on 60 day note at 8% related to Video Powerstores                        (4)                   -

       To record change in interest expense on acquisition debt at 9.5% related to
       Wilderness                                                                                          25                    -

       To eliminate  interest expense for decrease in debt                                                117                   71
                                                                                                ==============       ==============
                                                                                                $         139        $          71
                                                                                                ==============       ==============

(j)    Adjustments to other income (expense) consist of the following:

       To eliminate other income (expense) that Video Update will not realized.                 $         100        $          10
                                                                                                --------------       --------------

                                                                                                $         100        $          10
                                                                                                ==============       ==============

(k)    Adjustments to provision for income taxes consist of the following:

       To record estimated provisions for income taxes related to operations as
       if the Company had been taxes as a C Corporation                                         $         833        $          57

       To record the income tax effect of the pro forma adjustments
       in (b) through (h) above .                                                                         416                  194
                                                                                                ==============       ==============
                                                                                                $       1,249        $         251
                                                                                                ==============       ==============

(l) Adjustments to the weighted average number of common and equivalent shares outstanding consist of the following:

       To record the shares offered in connection with the Acquisitions                                   437                   75

       To show the number of shares of Class A Common Stock issued upon exercise of the Class A Warrants called for redemption in September 1995,  related
       to  the cash portion of the Acquisition.                                                           532                    -

       To show the number of shares of Class A Common Stock from issued in the
       Stock Offering in September 1996, related to the cash portion of the Acquisition.                2,159                1,760
                                                                                                ==============       ==============
                                                                                                        3,128                1,835
                                                                                                ==============       ==============
